UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21479

                    MADISON HARBOR BALANCED STRATEGIES, INC.
               (Exact name of registrant as specified in charter)

                                    --------


                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                    (Address of principal executive offices)

                                    --------

                    Madison Harbor Balanced Strategies, Inc.
                    Edward M. Casal, Chief Executive Officer
                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                     (Name and address of agent for service)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-380-5500

                     DATE OF FISCAL YEAR END: MARCH 31, 2007

                    DATE OF REPORTING PERIOD: MARCH 31, 2007

ITEM 1.  REPORTS TO SHAREHOLDERS.

The annual report to shareholders for the period ended March 31, 2007 is filed herewith.


                                                                  [LOGO OMITTED]

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   Madison Harbor Balanced Strategies, Inc.

   Access to Private Real Estate Opportunities

[GRAPHIC OMITTED]

                                                         ANNUAL REPORT
                                                        MARCH 31, 2007

Our Adviser's Mission

Our Adviser's mission is to serve institutional and high net worth investors with timely and distinctive real estate investment strategies organized as multi-manager funds. We strive to provide investors with a proper balance of risk and return, consistent above average investment performance, a high level of diversification and attentive service at a reasonable cost.

By placing the interests of our investors first, Madison Harbor will always be recognized as a premier investment manager of real estate private equity investments with unparalleled access to managers that are best-in-class.

As a result, we will create an enduring enterprise, which is independently owned, conflict free, well-aligned with our investors, and that offers challenge, growth and continuity for the high-quality individuals who comprise our team in a culture of integrity and excellence.




--------------------------------------------------------------------------------
This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the "Fund").

The Fund's Adviser is Madison Harbor Capital Management, LLC.

Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund's shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund's outstanding shares.

The views on the benefits and advantages of investing in real estate, as expressed herein, reflect the views and beliefs of the Adviser based on its experience in real estate investing. Many of the statements in this presentation are forward looking and contain significant risks and uncertainties. The opinions and views expressed herein are subject to change based on market and other conditions. Traditional investments are significantly different asset categories from that of real estate and thus the returns are significantly different, as are the characteristics of risk, liquidity and transparency.

Letter To Shareholders

May 15, 2007

This Annual Report includes the audited financial statements for your fund's fiscal year ending March 31, 2007.

In December 2006, the Fund accepted final investor subscriptions resulting in committed capital of $41.2 million. The early months of 2007 have been focused on finalizing the underwriting and closing to four new Underlying Funds. With these new additions, the portfolio now totals 14 funds. While the investment period remains open until December 2007, it is quite likely the Funds' final Portfolio will remain as presently constituted.

We are excited about each of the four new funds and pleased with the overall composition and diversity of the portfolio. We encourage you to carefully review pages 6 - 7 and 19 - 23 which detail the highlights of the funds and the portfolio. We believe that, collectively, these Underlying Funds will enable the Fund to meet its return objectives well within prudent risk parameters.

As described in accompanying OUR VIEW, the commercial real estate market and U.S. economy are continuing to perform in accordance with our expectations. The rate of new lease absorption has moderated somewhat as the economy moves through its mid-recovery correction. Longer range prospects remain bright for healthier space demand as the economy moves back to trendline 3%+ GDP growth as we approach year end.

At a meeting held on April 30, 2007,  the Fund's Board  approved a dividend of $
5.00 per share, payable to shareholders of record as of such date.

In summary, we see the economy and commercial property market performing as expected. We expect the Fund's committed portfolio to perform well as each of the Underlying Funds complete their investment process.

We value our relationship with you as our investment partners and we stand ready to respond to any questions you may have.

Sincerely,


/s/ Richard W. Maine                                /s/ Edward M. Casal
Richard W. Maine                                    Edward M. Casal
Chairman and                                        Chief Executive Officer and
Portfolio Manager                                   Chief Investment Officer




                                    Madison Harbor Balanced Strategies, Inc. : 1

Our View

May 15, 2007


--------------------------------------------------------------------------------
INTRODUCTION

For those of us living in the great Northeast, winter came late, stayed forever and all but erased spring by suddenly erupting into early summer, just as the calendar turned into May. Now the trees are leafing out, the pansies have survived, the fruit trees are in bloom and the forsythia is in full yellow flower. Reliably, baseball opened on time, juggled the early schedule around a few late snowstorms and is now creating some early season pennant drama.

All of this leads this writer to thoughts of one of baseball's greatest money players and all-around wise philosopher - Yogi Berra. Amongst a lifetime of memorable observations Yogi opined, "When you come to a fork in the road . . . take it." We believe the U.S. commercial real estate market is at a "fork" and we want to tell you about the road we have taken.

--------------------------------------------------------------------------------
THE ECONOMY

Globally, the world economy expanded by 5.4% during 2006. According to the International Monetary Fund's just issued WORLD ECONOMIC OUTLOOK, this shared expansion "remains on track for robust growth in 2007 and 2008." The advanced economies grew at 3.1% and the developing economies at almost 8%, with China and India leading the way at 10.7% and 9.2% respectively. Overall, the developing economies now total 29% of world GDP and 86% of world population.

Commenting on the IMF report, Martin Wolf 1 endorses its positive tone because "the underlying drivers of economic growth are indeed very strong; particularly, the integration of economies and the incorporation of Asia's vast population into the world economy." Wolf, however, goes on to remind us that with all of this growth, serious imbalances continue to prevail, all of which heighten the risk of unplanned shocks and surprises. This sober warning is further reinforced by this spring's coincidental publication of BLACK SWAN, Nassim Taleb's sequel to his iconoclastic FOOLED BY RANDOMNESS. It was Taleb's first book published in 2004 that challenged conventional investment wisdom by reminding us about the role of luck - good and bad. It led us to reflect anew on risk and not just the reward side of investing. Solid risk assessment remains an imperative in an otherwise robust period of global growth.

                        FED ENGINEERED SLOWDOWN IN PLACE

At home, the mid-recovery slowdown is fully in place with a preliminary estimate of Q1 2007 real GDP growth of 1.3% (2.1% year-over-year) along with a 1.5% growth forecast for the balance of 2007. This is being driven by the weak housing and auto markets. Gasoline prices at the pump have risen over 40% year-to-date. This, combined with the continued decrease in the amount of Mortgage Equity Withdrawal (MEW) currently running at a $386 billion annual rate compared to its $864 billion peak in early 2006, is working to lower general consumer spending. April retail sales, in nominal terms, continued their recent month-over-month pattern of decline, leaving them up only 2.5% measured year-over-year. Finally, the most recent February reading from the Case-Shiller House Price Index printed a 1.6% year-over-year decline, which is likely to make consumers even more cautious in planning future retail expenditures.




----------
1 "Risks and Rewards of the World Economy's Golden Era." FINANCIAL TIMES, May 2, 2007.

                                    Madison Harbor Balanced Strategies, Inc. : 2

Business spending is increasing but not at projected rates. When it does occur, it is being spent primarily at non-U.S. locations. The employment picture, which never saw large scale growth in the early years of this recovery, has held steady until the last 4 to 6 weeks, when claims for unemployment ticked up based on the prior four week averages. The unemployment rate ticked up from 4.4% to 4.5%. Most importantly, the Employment Cost Index for Q1 2007 indicated that labor costs remain under control. This should be particularly reassuring for the Federal Reserve, providing tangible evidence that cyclical inflation has not become structurally imbedded in wages and prices.

           INFLATION'S TREND ENCOURAGING BUT NOT YET PERSUASIVE TO FED

As for inflation, the most recent readings are encouraging. Its rate of increase is becoming more subdued. The Fed's most closely watched inflation index, the Core Consumption Price Deflator, is currently running at 2.1%, with the Fed holding rates 5.25% until it sees persuasive evidence of sustainable sub-2% trendline.

For the economy, the most likely case is for neither boom nor bust but instead a continued muddle forward with sub-par growth until inflation flashes a convincing "all clear" over the next few months. Until then, the risk remains greater toward the downside than the upside for the economy. The wild cards that bear continued close scrutiny are threats of a significant breakout on the jobs front, a dramatic increase in the dollar's rate of decline, or the housing correction running out of control. None of these occurrences appear likely at this point.

                             THOUGHTS WORTH HEEDING

Two speeches delivered in the past several weeks draw attention to the downside risk in our most likely case of a muddle forward scenario. At Grant's Spring Investor Conference on April 23, 2007, David Rosenberg, Merrill Lynch's Chief North American Economist, reminded the audience that with the preliminary Q1 2007 GDP growth estimate of 1.3%, "this was the fourth consecutive quarter of sub-3% sequential real GDP growth 2 " - a trend which is not sustainable. He further went on to predict that "something is going to break in one direction or another." He noted that while the co-incident and trailing economic indicators were all confirming the mid-recovery slowdown, the leading indicators "are faltering again - down 3 months in a row" which his experience tells him points strongly in the direction of "a meaningful slowing in growth - if not a recession."

The other speech was delivered a few weeks earlier at Yeshiva University by Henry Kaufman. Kaufman was Solomon Brothers' lead economist during the late 1970's and 1980's. Kaufman made the point that while "money counts, credit matters." Credit has always been Henry Kaufman's area of special emphasis and he wanted his audience to know that credit expansion is what has driven the run-up in most asset prices and it will be credit contraction that will take many of those same prices back down again.

Two very bright, experienced, intellectually honest market observers. Two important risks to our most likely scenario. Either risk may manifest itself. For now we believe that if the Fed can avoid prematurely lowering the target Fed Funds Rate to address either of these two risks and instead maintain the 5.25% Fed Funds rate target until it is convinced inflation is back to within acceptable bounds, we will begin moving back to full potential GDP growth of 3%+ in late 2007.

----------
2   GRANT'S INTEREST RATE OBSERVER, May 4, 2007, p.2.

                                    Madison Harbor Balanced Strategies, Inc. : 3

--------------------------------------------------------------------------------
THE REAL ESTATE MARKET

The real estate market is predictably being tested by the economy's mid-recovery slowdown. Slower growth translates into moderating demands for commercial space in the retail, office and industrial sectors. Record inventory of unsold single family homes and the collapse of the national condominium market dampen demand for multi-family apartment rentals. Soaring hotel/motel nightly room rates encourage development of a new supply of moderately priced new hotel/motel inventory, which will soften the occupancy rates and room revenues.

Space absorption continues but at a moderating rate. Except for new hotel inventories, high replacement costs continue to closely control the supply of new space in all other property types. Even with the above mentioned current trends, commercial real estate's fundamentals remain in positive, yet somewhat moderating, territory.

The front pages still broadcast new records for certain acquisitions but even here there is a whiff of softening in the air. It turns out that Blackstone only really sought a fraction of the EOP portfolio for long-term ownership. More than half of the assets originally acquired were quickly re-traded to standby buyers
- and in many cases re-traded a third time to yet another tier of standby buyers. Big deal? Certainly, but as the story evolves it reads more and more like a trading exercise enabled by a flood of credit. This may eventually be seen as a market top in property prices.

                                PRICE ADJUSTMENT?

What makes us feel this way? The NCREIF Q1 2007 Property Index reported a decline from 4.5% Q4 2006 to 3.6%. The income component was 1.4%, down only 8 basis points, with 90% of the decline coming from an 81 basis point reduction in the rate of appreciation. Year-to-date, the stock market indices moved up during January-February, gave the gain back in March and rallied again in April and the first week of May to 6.2% for the S&P 500, 6.4% for the DJIA and 6.5% for the NASDAQ. Meanwhile the MSCI U.S. REIT index is up only 1.6%.

                                 CREDIT ADJUSTS

Most importantly, we see the changes in the credit markets where lenders have tightened loan underwriting standards. A slow 2007 start in new issuance of commercial mortgage backed securities ("CMBS") reflects stiffened loan underwriting standards, higher levels of care at the rating agencies and demands by investors for better pricing. As reported by COMMERCIAL REAL ESTATE DIRECT, new CMBS for Q1 2007 was $18 billion, compared with $38 billion in Q1 2006. In short, credit for commercial real estate remains available, but the easy days appear to either be over for this cycle or at least on hold while investors recalibrate the risk and reward equations. Defaults remain low at present, but there are a rash of highly publicized re-ratings of outstanding issues by the rating agencies. There have also been a growing number of re-priced new issues involving prominent companies like GMAC and G.E.

While the overall balance sheet for the U.S. commercial property market remains sound, there have been, particularly over the past three years, abusive uses of credit by some borrowers. Despite an abundance of equity, the credit markets proved just too tempting for some as money grew so abundant, cheap and easy to get. As a result, it didn't take much of a blip for any given over-leveraged property or portfolio to produce negative consequences - and that's what we are witnessing.

Corrections like these always start with the weakest links. The match that lit this cycle's fire began in the sub-prime and Alternative A sectors of the single family residential securitization markets. More specifically, it was ignited by the first loss positions held mostly in CDO formats. That story has been covered in excruciating detail by the financial and mainstream press but is probably only halfway through its corrective stage. Since many of these same securitization techniques were used for CMBS, it is logical there are some fires smoldering there. While underwriting, rating and pricing do not appear to have been as badly abused in commercial real estate as in home loans, those loans and securitizations which were done sloppily are now being brought to light. New underwritings are all being held to higher standards.

                                    Madison Harbor Balanced Strategies, Inc. : 4

This commercial correction on the credit side, if contained within limits, could ultimately be a good cleansing device and a step toward more rational commercial property prices. In the meantime, the operators must successfully manage their properties through this period of economic slowdown and prepare for the resumption of trendline GDP growth in 2008.

--------------------------------------------------------------------------------
SUMMARY

Long range, the drivers remain in place for solid and sustainable economic growth. The U.S. is approximately half way through a mid-recovery correction. The threat of inflation is slowly receding. This correction has unearthed a huge housing bubble which is now being deflated, but will remain a drag on the economy for an extended period. It has also brought attention to the edges of commercial real estate which have abused the use of leverage. As this is corrected, it should rationalize prices, ultimately bringing them back in line with the traditional returns real estate has historically produced when its operating fundamentals are sound and supply and demand for space is in equilibrium. With constrained new development and increased functional obsolescence, demand for space from an economy growing at 3% annually should eventually prove attractive for private real estate equities, considering the demographic and technological advantages of the U.S.

As the economy navigates its way through the mid-recovery slow-down, commercial real estate faces a "fork in the road." It is being tested by moderating tenant demand for space and by stiffened underwriting standards from the lenders. How will equity investors react? Will they ignore this wake-up call and continue to bid up prices further compressing capitalization rates? Or will they use this period to reassess risks and raise their return expectations through either higher capitalization rates or increased annual returns?

We continue to believe in the latter road. Once the Fed becomes convinced that inflation can be sustained in the 1% to 2% range, it will reduce rates and GDP growth will rebound from the 1 1/2-2% range to a sustainable growth rate of 3%. This, in turn, will create increased tenant demand for space leading to higher occupancies, rental increases and growing cash flows. Along this path, it would be advantageous if the commercial real estate market can wring out the leverage abuses and errant pricing that exists at the edges of today's market.

We came to our "fork in road" three years ago and, per Yogi Berra's advice, "we took it." We adopted a strategy that stressed the fundamentals in the hands of experienced operators which focused on growing top line rental revenues and bottom line cash flows. We respect the prudent use of credit. Operators' cash flows will always be highly valued by investors, no matter what the daily foibles are for property pricing. We'll leave that to the traders to fight over and remain focused on operators who increase cash flow and produce real, not inflated, values. Time will tell with our chosen road. Even with this temporary slowing in the economy, we remain confident in our choice.




                                    Madison Harbor Balanced Strategies, Inc. : 5

Manager Highlights

As of May 15, 2007, we have committed to invest in fourteen Underlying Funds with leading investment managers.

                                                                                               Strategy        Investment Type
                                                                                             -------------     ---------------
                                                                   Target     Investor
                                                                 Fund Size    Minimum 1   Value
                                                               ($ millions) ($ millions)  Added  Opportunistic  Equity  Debt
                                                               ------------ -----------   -----  -------------  ------  ----
FIVE  ARROWS  REALTY  SECURITIES  IV --  Makes  entity  level    $  445         $10.0       x          x           x      x
investments in operating company platforms that utilize value added strategies. The Fund will provide real estate operating
companies  with  growth  capital,   financing  expertise  and
hands-on management experience in order to increase the value of the underlying company.

GUARDIAN REALTY FUND II -- Acquires Class B and B+ commercial    $  114         $ 5.0       o          x           x      o
office  buildings  within the  Washington  D.C.  metropolitan area.  The Fund targets  assets with high potential for value enhancement through repositioning, re-tenanting, refurbishing and intensive hands-on asset management. Target assets are in highly  desirable  locations  and at least 80% leased to high quality tenants with below market rents.

KEYSTONE PROPERTY FUND II -- Acquires  underperforming  Class    $  150         $ 0.5       x          x           x      o
C/D   properties  at  a  significant   market   discount  and
transforms them through  extensive  redevelopment  into Class
B+/A office  buildings.  The  renovations  are typically done while  tenants  are  still in  place  in  order  to  maintain positive current cash flow.

LEGACY PARTNERS REALTY FUND I -- Invests in office properties    $  330         $10.0       x          o           x      o
in western markets,  primarily Southern  California,  the San
Francisco  Bay Area,  Denver and  Seattle  seeking to acquire properties which have suffered from lack of demand due to the decline  in  technology  investment  or which  are in need of substantial renovation.  The management team at Legacy is the former west coast unit of the Lincoln Property Company.

LEGG MASON REAL  ESTATE  CAPITAL II -- Makes short term loans    $  446         $ 2.0       x          o           o      x
to real estate operators that seek  significant  improvements to  their  properties'  performance  as a result  of  capital
improvements,    re-leasing,    improved    management    and
re-positioning.  This is the  fourth  real  estate  debt fund managed by this team. This fund targets the West,  Southwest,
Southeast and Mid-Atlantic markets.

PARMENTER  REALTY  FUND  III -- A  Miami  based  real  estate    $  250         $ 5.0       x          o           x      o
investment  company  with a history of  successful  value add investing  in  office  buildings  across  the  southeast  and southwestern regions of the U.S. The Manager will make
research  driven   acquisitions  in  the  office  sector  and
selective acquisitions in the condo/multifamily sector.

TRANSWESTERN  MEZZANINE  REALTY  PARTNERS II -- Utilizes  the    $  300         $ 5.0       x          o           o      x
vast  network  of MMA Realty  Capital,  Inc.  (formerly  MONY
Realty Capital,  Inc.) and Transwestern to source and analyze subordinated  loans to borrowers  who pursue  stabilized  and value added investments in real estate on a nationwide basis.

RREEF  AMERICA  REIT III -- An  open-ended  fund  that  makes    $1,200         $ 1.0       x          o           x      o
equity  investments  in  value  added  real  estate  ventures
nationwide.    The   Fund's    activities    include   direct
acquisitions,  physical improvements, market re-positionings,
active  management  and  sales  of  well-located   apartment,
industrial,   retail   and   office   properties   in   major
metropolitan   markets.   The  Fund  also   invests   in  new
speculative development projects.



                                   Madison Harbor Balanced Strategies, Inc. :  6

                                                                                               Strategy        Investment Type
                                                                                             -------------     ---------------
                                                                   Target     Investor
                                                                  Fund Size   Minimum 1   Value
                                                               ($ millions) ($ millions)  Added  Opportunistic Equity  Debt
                                                               ------------ -----------   -----  ------------- ------  ----
BARROW STREET REAL ESTATE  INVESTMENT  FUND III -- Focuses on     $400        $10.0         o          x          x      o
middle-market ($5 to $25 million of equity or mezzanine debt)
opportunities   that  typically  are  too  small  for  larger
opportunity funds and yet too big for local operators. Barrow
Street pursues strategies that include: unique commercial and
residential  development  opportunities;   redevelopment  and
distressed investments; cyclical repositioning and leasing of existing commercial properties.

LEGACY  PARTNERS  REALTY  FUND II --This  is the  second in a     $425        $ 5.0         x          x          x      o
series of office  property  funds  sponsored  by Legacy.  The strategy  for Fund II is  equivalent  to Fund I, as described above.

URBAN AMERICAN REAL ESTATE FUND II -- Urban American  focuses     $300        $ 5.0         x          o          x      o
on workforce housing in urban neighborhoods  primarily across the New York City metropolitan  area. Their strategy is built upon the direct relationship between capital expenditures and permissible  rental  increases in rent regulated  apartments, where increases in rents can be achieved  through  investment in unit and common area  upgrades.  Urban American is able to
identify   single   asset  and   portfolio   investments   by
understanding   the   required   capital    improvement   and
maintenance  for each property and by  leveraging  its strong reputation in local  communities for improving the quality of available housing.

EXETER  INDUSTRIAL VALUE FUND -- A value-add fund focusing on     $300        $ 5.0         x          o          x      o
industrial  and flex  properties in the Eastern U.S. The Fund will  implement  a  lease-up,  development  or  redevelopment
strategy  in  alternative   markets  to  overheated   primary
markets,  such  as  the  Northeast  I-81  corridor  over  the congested I-95  corridor;  affordable  Southeast  (Nashville,
Memphis,  Louisville, Tampa and Orlando) market over Chicago,
Indianapolis,  Dallas,  Atlanta  or  Miami;  and the  growing eastern port markets (Charleston,  Norfolk,  Jacksonville and
Savannah)  benefiting  from the overspill from the west coast ports.

HARRISON  STREET REAL ESTATE  PARTNERS I -- An  opportunistic     $200        $ 5.0         x          x          x      o
allocator fund investing in student housing,  senior housing, medical office buildings,  self-storage and parking. The Fund will create  exclusive  joint  ventures with local  operating partners,  streamlining  deal  flow  and  providing  flexible capital and capital market  expertise.  Harrison Street has a team with experience investing in these niche sectors as well as the ability to thoroughly screen  best-in-class  partners, structure  exclusive joint venture  partnerships  and provide capital market expertise to the partners.

THOR URBAN  PROPERTY FUND - A value-added  and  opportunistic      $675       $ 5.0         x          x          x      o
operator  fund focused on  investing in retail and  mixed-use assets in urban  inner  city  markets  throughout  the United
States including Chicago, Philadelphia, Baltimore, Washington
D.C., Los Angeles, Houston, Atlanta, South Florida and Puerto
Rico,  with an  emphasis in New York City.  Thor  possesses a unique combination of significant  experience in urban retail markets as both an investor and operator,  and as a retailer.
Thor's  investment  strategy is built upon the combination of the  inner  city  supply  and  demand  imbalance,  compelling demographic  growth  trends,  and  Thor's  knowledge  of  the intricacies the urban retail  environment.  Thor will acquire existing assets to implement rehabilitation and repositioning strategies,  and  development  and  redevelopment  retail and mixed-use properties in urban locations.




---------------------------
1 The managers of the Underlying Funds, at their discretion, generally may waive minimum requirements and accept lesser amounts.

                                    Madison Harbor Balanced Strategies, Inc. : 7

Consolidated Financial Statements

March 31, 2007

                                                                            Page
TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm .................      8
Financial Statements:
   Consolidated Statement of Assets and Liabilities .....................      9
   Consolidated Schedule of Investments .................................     10
   Consolidated Statement of Operations .................................     11
   Consolidated Statement of Changes in Net Assets ......................     11
   Consolidated Statement of Cash Flows .................................     12
   Consolidated Financial Highlights ....................................     12
   Notes to Consolidated Financial Statements ...........................     13



Report of Independent Registered Public Accounting Firm

THE DIRECTORS AND SHAREHOLDERS OF MADISON HARBOR BALANCED  STRATEGIES,  INC.:
We have audited the accompanying consolidated statement of assets and liabilities of Madison Harbor Balanced Strategies, Inc. and its subsidiary (the "Fund"), including the consolidated schedule of investments, as of March 31, 2007, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statement of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the two-year period then ended and for the period from January 28, 2005 (commencement of operations) to March 31, 2005. These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2007 by correspondence with the custodian and the underlying investment funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Madison Harbor Balanced Strategies, Inc. and its subsidiary as of March 31, 2007, and the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from January 28, 2005 to March 31, 2005, in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP

New York, New York
May 25, 2007



                                    Madison Harbor Balanced Strategies, Inc. : 8

Consolidated Statement of Assets and Liabilities

March 31, 2007


ASSETS

Cash and cash equivalents (note 6) ..............................   $   386,030
Investments at fair value (cost $40,728,938) (notes 4 and 6) ....    41,499,084
Accrued interest receivable .....................................        99,231
Due from Adviser (note 2) .......................................         5,761
Due from Underlying Funds .......................................         7,391
Prepaid expenses and other assets ...............................        14,761
                                                                    -----------

      Total Assets                                                   42,012,258
                                                                    -----------

LIABILITIES
Accrued expenses and other liabilities ..........................   $   301,874
                                                                    -----------
      Total Liabilities .........................................       301,874
                                                                    -----------

NET ASSETS ......................................................   $41,710,384
                                                                    ===========
Components of net assets (note 3):
      Paid-in-capital, par value $0.0001 ........................   $41,205,000
      Distributions in excess of net investment income ..........      (227,312)
      Accumulated net realized loss on investments ..............       (37,450)
      Accumulated net unrealized appreciation on investments ....       770,146
                                                                    -----------

NET ASSETS ......................................................   $41,710,384
                                                                    ===========

NET ASSET VALUE PER SHARE (41,205 shares outstanding) ...........   $  1,012.27
                                                                    ===========




See accompanying notes to consolidated financial statements.


                                    Madison Harbor Balanced Strategies, Inc. : 9

Consolidated Schedule of Investments

March 31, 2007

                                                                        PRINCIPAL
                                                                         AMOUNT/      UNFUNDED                   % OF NET
DESCRIPTION                                                             COMMITMENT   COMMITMENT     FAIR VALUE    ASSETS
-------------------------------------------------------------------------------------------------------------------------
PRIVATE EQUITY REAL ESTATE FUNDS ("UNDERLYING FUNDS"), (24.58%)(1)
   Legacy Partners Realty Fund I, LLC                                  $ 2,000,000   $   258,096   $ 2,099,494       5.03%
   Keystone Property Fund II, LP                                         2,500,000     1,200,000     1,462,228       3.51%
   RREEF America REIT III, Inc.                                          1,500,000            --     1,449,618       3.48%
   Five Arrows Realty Securities IV, LP                                  2,000,000       990,044     1,273,848       3.05%
   Parmenter Realty Fund III, LP                                         2,500,000     1,508,471       931,947       2.23%
   Transwestern Mezzanine Realty Partners II, LLC                        1,478,000       589,842       825,217       1.98%
   Legacy Partners Realty Fund II, LLC                                   2,800,000     1,928,475       819,125       1.96%
   Legg Mason Real Estate Capital II, Inc.                               1,500,000       975,000       542,387       1.30%
   Guardian Realty Fund II, LLC                                          1,500,000     1,059,824       482,210       1.16%
   Barrow Street Real Estate Investment Fund III, LP                     4,000,000     3,600,000       313,068       0.75%
   Urban American Real Estate Fund II, LP                                5,000,000     5,000,000            --       0.00%
                                                                       -----------   -----------   -----------   --------
      Total Private Equity Real Estate Funds (cost $9,373,085)          26,778,000    17,109,752    10,199,142      24.45%
                                                                       -----------   -----------   -----------   --------

FIXED INCOME SECURITIES, (75.42%)
   FHLB Discount Notes, Maturing 4/11/07 through 4/20/07                 6,960,000            --     6,944,015      16.65%
   FHLB Notes:
      Dated 3/19/07, 5.55%, Due 3/19/09                                  1,000,000            --     1,000,024       2.40%
      Dated 3/05/07, 5.50%, Due 9/04/09                                  3,000,000            --     2,999,070       7.19%
   FNMA Guaranteed REMIC Trust Pass Thru Certificates:
      Series 2002-83, Class LD, Dated 11/01/02, 5.5%, Due 12/25/27       1,750,000            --     1,744,649       4.18%
      Series 2002-70, Class QE, Dated 10/01/02, 5.5%, Due 02/25/28       1,047,027            --     1,043,391       2.50%
      Series 2003-17, Class QR, Dated 02/01/03, 4.5%, Due 11/25/25         922,688            --       915,215       2.19%
      Series 2005-67, Class AB, Dated 07/01/05, 4.5%, Due 07/25/22         772,037            --       764,893       1.83%
      Series 2005-25, Class PA, Dated 03/01/05, 5.0%, Due 08/25/19         442,914            --       440,565       1.06%
      Series 2003-16, Class CA, Dated 02/01/03, 4.5%, Due 11/25/12         256,573            --       255,252       0.61%
   FHLMC Guaranteed Multiclass Mortgage Participating Certificates:
      Series 3228, Class PA, Dated 10/01/06, 5.5%, Due 03/15/22          6,629,541            --     6,636,767      15.91%
      Series 2844, Class PQ, Dated 08/01/04, 5.0%, Due 05/15/23          3,000,000            --     2,991,177       7.17%
      Series 2755, Class LB, Dated 02/01/04, 4.0%, Due 09/15/23          2,329,506            --     2,301,602       5.52%
      Series 2497, Class QL, Dated 09/01/02, 5.0%, Due 01/15/16          1,062,033            --     1,057,561       2.54%
      Series 3044, Class QK, Dated 10/01/05, 5.5%, Due 07/15/18            676,739            --       675,624       1.62%
      Series 2958, Class KA, Dated 04/01/05, 5.0%, Due 01/15/22            668,497            --       665,578       1.60%
      Series 2911, Class BA, Dated 01/01/05, 5.0%, Due 09/15/18            573,835            --       571,619       1.37%
   Asset Backed Securities:
      Capital One Auto Fin. Trust
         Series 2006 A, Class A2, 5.31%, Due 5/15/09                       263,631            --       263,620       0.63%
      Nissan Auto Receivables Owner Trust
         Series 2006, Class A1, 5.49%, Due 8/15/07                          29,318            --        29,320       0.07%
                                                                       -----------                 -----------   --------
   Total fixed income securities (cost $31,355,853)                     31,384,339                  31,299,942      75.04%
                                                                       -----------                 -----------   --------

TOTAL INVESTMENTS AT FAIR VALUE (COST $40,728,938)                                                 $41,499,084      99.49%
                                                                                                   ===========   ========

(1) Investment in Underlying Funds are Illiquid, exempt from registration under the Securities Act of 1933 and may only be sold accordingly.

See accompanying notes to consolidated financial statements.


                                   Madison Harbor Balanced Strategies, Inc. : 10

Consolidated Statement of Operations

For the year ended March 31, 2007

INVESTMENT INCOME
Interest ............................................................  $1,151,765
Underlying Funds ....................................................     143,613
                                                                       ----------
      Total investment income .......................................   1,295,378
                                                                       ----------

EXPENSES
Management fees (note 5) ............................................     199,392
Professional fees ...................................................     215,299
Offering costs (note 2) .............................................     178,407
Administration fees (note 7) ........................................     169,794
Board of Directors' fees ............................................      45,000
Investment related expenses .........................................      21,951
Printing expenses ...................................................      12,307
Insurance expenses ..................................................      17,251
Other expenses ......................................................      30,101
                                                                       ----------
      Total operating expenses before reimbursement from Adviser ....     889,502
Reimbursement due from Adviser (note 2) .............................    (130,000)
                                                                       ----------
      Net operating expenses ........................................     759,502
                                                                       ----------
NET INVESTMENT INCOME ...............................................     535,876

NET REALIZED LOSS ON INVESTMENTS ....................................     (32,469)
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS ...   1,053,762
                                                                       ----------
NET IN INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............  $1,557,169
                                                                       ==========

Consolidated Statement of Changes in Net Assets

For the years ended March 31, 2007 and 2006

                                                                                YEAR ENDED        YEAR ENDED
                                                                              MARCH 31, 2007    MARCH 31, 2006
                                                                              --------------    --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income ..................................................    $   535,876       $   203,075
   Net realized loss on investments .......................................        (32,469)           (4,981)
   Net change in unrealized appreciation/depreciation on investments ......      1,053,762          (283,616)
                                                                               -----------       -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................      1,557,169           (85,522)
                                                                               -----------       -----------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
   Capital contributions ..................................................     20,989,000        10,046,000
   Distributions to shareholders from net investment income ...............       (535,876)         (179,945)
   Return of capital distributions to shareholders ........................       (281 499)               --
                                                                               -----------       -----------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ...     20,171,625         9,866,055
                                                                               -----------       -----------
      NET INCREASE IN NET ASSETS ..........................................     21,728,794         9,780,533
Net Assets, beginning of year .............................................     19,981,590       $10,201,057
                                                                               -----------       -----------
NET ASSETS, END OF YEAR ...................................................    $41,710,384       $19,981,590
                                                                               -----------       -----------

See accompanying notes to consolidated financial statements.

                                   Madison Harbor Balanced Strategies, Inc. : 11

Consolidated Statement of Cash Flows

For the year ended March 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations ....................   $  1,557,169
                                                                               ------------
   Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
      Net realized loss on investments .....................................         32,469
      Net change in unrealized appreciation/depreciation on investments ....     (1,053,762)
      Increase/decrease in operating assets and liabilities:
         Purchases of investments owned ....................................    (33,051,702)
         Proceeds from disposition of investments owned ....................      6,551,539
         Due from Adviser, net .............................................         39,464
         Due from Underlying Funds .........................................         (7,391)
         Accrued interest receivable .......................................        (55,582)
         Prepaid expenses and other assets .................................         (2,114)
         Accrued expenses and other liabilities ............................        149,720
                                                                               ------------
         Net cash used in operating activities .............................    (25,840,190)
                                                                               ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Capital contributions ...................................................     20,989,000
   Distributions paid to shareholders from net investment income ...........       (535,876)
   Return of capital distributions to shareholders .........................       (281,499)
                                                                               ------------
         Net cash provided by financing activities .........................     20,171,625
                                                                               ------------

   Net increase in cash and cash equivalents ...............................      5,668,565

CASH AND CASH EQUIVALENTS AT:
   Beginning of year .......................................................      6,054,595
                                                                               ------------
   END OF YEAR .............................................................   $    386,030
                                                                               ============

Consolidated Financial Highlights

For the years ended March 31, 2007 and 2006 and the period from January 28, 2005 (commencement of operations) to March 31, 2005

                                                                              YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                                            MARCH 31, 2007   MARCH 31, 2006    MARCH 31, 2005
                                                                            --------------   --------------    --------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD) 1:
   Net asset value, beginning of period ..................................    $    988.40     $  1,003.05        $  1,000.00
                                                                              -----------     -----------        -----------
   Net investment income .................................................          17.34           13.40               3.05
   Net realized loss on investments ......................................          (1.05)          (0.33)                --
   Net change in unrealized appreciation/depreciation on investments .....          36.10          (14.17)                --
                                                                              -----------     -----------        -----------
      Total from operations ..............................................          52.39           (1.10)              3.05
                                                                              -----------     -----------        -----------
   Distributions to shareholders from net investment income ..............         (18.70)         (13.55)                --
   Return of capital distributions to shareholders .......................          (9.82)             --                 --
                                                                              -----------     -----------        -----------
         Total distributions to shareholders .............................         (28.52)         (13.55)                --
                                                                              -----------     -----------        -----------
   Net asset value, end of period ........................................    $  1,012.27     $    988.40        $  1,003.05
                                                                              ===========     ===========        ===========
Total return 2  ..........................................................           5.36%          (0.11)%             0.31%
                                                                              ===========     ===========        ===========
Net assets, end of period ................................................    $41,710,384     $19,981,590        $10,201,057
                                                                              ===========     ===========        ===========
   RATIOS TO AVERAGE NET ASSETS(3):
      Expenses, including expense reimbursement ..........................           2.46%           2.54%              0.17%
      Expenses, excluding expense reimbursement ..........................           2.88%           4.39%              1.23%
      Net investment income ..............................................           1.74%           1.35%              0.31%
      Portfolio turnover rate ............................................          25.92%          27.59%              0.00%

-----------------------------
1 Per share calculations are based on average shares outstanding during the period.
2 Total return for partial year not annualized. Past performance is not a guarantee of future results.
3 Ratios do not include expenses of Underlying Fund investments. Ratios for partial year are annualized.

                                   Madison Harbor Balanced Strategies, Inc. : 12

Notes to Consolidated Financial Statements

March 31, 2007



(1) ORGANIZATION

Madison Harbor Balanced Strategies, Inc. (the "Fund"), is a Maryland corporation formed on December 16, 2003 under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005 and held its final closing on December 31, 2006 (the "Final Closing"). The Fund has elected to be treated as a real estate investment trust ("REIT") for federal income tax purposes. Pursuant to the Investment Advisory Agreement, Madison Harbor Capital Management, LLC, a Delaware limited liability company, serves as the adviser of the Fund (the "Adviser"). The Adviser is responsible for the day-to-day management and operation of the Fund. The Board of Directors (the "Board") has overall responsibility for the management and supervision of the Fund. The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the "Underlying Funds"). The Fund's investment period extends to one year from the Final Closing and the duration of the Fund is anticipated to be ten years from the Final Closing.

On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. ("MHBS-TRS"). Unlike the income earned from other investments in which the Fund owns an interest, income earned by the investments of a taxable REIT subsidiary is not attributable to the Fund for the purposes of certain REIT qualification tests, and this income does not maintain its character when distributed from the taxable REIT subsidiary to the Fund as a dividend. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting the REIT status of its Fund. The Fund may employ one or more taxable REIT subsidiaries through which to invest in Underlying Funds or other assets, the ownership of which might adversely affect the Fund's qualification under the REIT rules if such assets were held directly. As of March 31, 2007, the Fund's investment in Barrow Street Real Estate Investment Fund III was made through MHBS-TRS.

--------------------------------------------------------------------------------
(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (a)   BASIS OF PRESENTATION
            The  accompanying   consolidated   financial  statements  have  been
            prepared in conformity with U.S. generally accepted accounting principles.

      (b)   USE OF ESTIMATES
            The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Adviser to make estimates and assumptions that affect the reported amounts in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent, however, actual results could differ from these estimates.

      (c)   PRINCIPLES OF CONSOLIDATION
            The accompanying consolidated financial statements include the accounts of Madison Harbor Balanced Strategies, Inc. and its wholly owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. ("MHBS-TRS"). The Fund and MHBS-TRS engage in the same investment activities except for investments in certain Underlying Funds and other assets, the ownership of which might adversely affect the Fund's qualification under the REIT rules if such assets were held directly by the Fund. MHBS-TRS is 100% owned and controlled by the Fund. The Fund believes that the relationship between itself and MHBS-TRS, as described above, is such that MHBS-TRS is providing services to the Fund and consolidation is therefore appropriate. All significant intercompany balances and transactions have been eliminated in consolidation.

                                   Madison Harbor Balanced Strategies, Inc. : 13

Notes to Consolidated Financial Statements

March 31, 2007


      (d)   VALUATION
            The Fund values assets for which market prices are readily available at fair value. For all other securities and assets, including investments in Underlying Funds, fair value is determined in good faith by the Board based upon relevant available information including valuations provided by the boards or managers of the Underlying Funds and other reports or information deemed reliable by the Adviser regarding the Underlying Funds themselves or the markets in which they operate. The Fund's net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair values as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.

      (e)   INCOME AND EXPENSE RECOGNITION
            Dividend and interest income is recognized on the accrual basis. Income from Underlying Funds is recognized as declared and distributed by the Underlying Funds. Investment transactions are accounted for on a trade date basis.

            The Fund shall be responsible for and shall pay all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser's management fee, fees paid to the Fund's administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors and officers insurance, travel expenses incurred on the Fund's behalf, and organizational and offering costs of the Fund.

            In the event that expenses of the Fund in any particular fiscal year of operations, excluding the Adviser's management fees, offering costs, taxes and extraordinary items, exceed 1.00% of the Fund's net asset value as determined at the end of the fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of the Fund's net asset value. The total expenses of the Fund, excluding management fees, offering costs, taxes and extraordinary items, for the year ended March 31, 2007 amounted to $511,703. The reimbursement due for the year ended March 31, 2007 amounted to $130,000. Of such amount, $5,000 is included in Due from Adviser in the accompanying consolidated statement of assets and liabilities, which was paid to the Fund on April 19, 2007.

      (f)   INCOME TAXES
            The  Fund has  elected  to be taxed  as a REIT  under  the  Internal
            Revenue Code of 1986, as amended (the "Code"), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and has operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005 and as of March 31 2007, and it is management's intention to adhere to these requirements and maintain the Fund's REIT status.

            As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.

            For the tax year ended December 31, 2006, MHBS-TRS incurred a net operating loss ("NOL") for federal income tax purposes of approximately $250,000 which is available for carryforward through 2027. The difference between the tax loss and the financial statement loss of MHBS-TRS of approximately $159,000 mainly relates to unrealized losses recognized for financial statement purposes.

            For the tax year ended December 31, 2006, MHBS-TRS has recorded a full valuation allowance against the deferred tax asset relating to the NOL as it does not believe it is probable that it will realize the benefit from the carry forward of NOL.

      (g)   DISTRIBUTIONS TO SHAREHOLDERS
            Distributions to shareholders are recorded on the declaration date.


                                   Madison Harbor Balanced Strategies, Inc. : 14

Notes to Consolidated Financial Statements

March 31, 2007


      (h)   CASH AND CASH EQUIVALENTS
            The  Company  considers  cash  in  banks,  obligations  of the U. S.
            Government, commercial paper and deposits with financial institutions with maturities of three months or less and that can be liquidated without prior notice or penalty, to be cash and equivalents.

      (i)   OFFERING COSTS
            Offering costs are expensed as incurred, subject to the limit described below. All offering costs to date have been advanced on behalf of the Fund by the Adviser or its affiliates. The Adviser and its affiliates have agreed not to seek reimbursement of such costs in excess of 0.85% of the gross proceeds of all offerings. During the year ended March 31, 2007, the Fund was obligated to reimburse the Adviser $178,407, an amount equal to 0.85% of the gross proceeds of the Fund's offerings of $20,989,000 during such year.

      (j)   RECENT ACCOUNTING PRONOUNCEMENTS
            In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES ("FIN No. 48"). FIN No. 48 prescribes guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN No. 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions deemed to meet the "more likely than not" threshold would be recorded as a tax benefit or expense in the current year. On December 22, 2006, the Securities and Exchange Commission delayed the effective date of adoption of FIN No. 48 for entities such as the Fund, with fiscal year ending March 31, 2007, to September 28, 2007. Upon adoption, FIN No. 48 is to be applied to all open tax years as of the effective date. The Adviser is currently evaluating the impact that FIN No. 48 may have on future financial statements of the Fund.

            In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS No. 157"). SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the market in which the reporting entity transacts. SFAS No. 157 applies whenever the other standards require assets or liabilities to be measured at fair value and does not expand the use of fair value in any new circumstances. SFAS No. 157 establishes a hierarchy that prioritizes the information used in developing fair value estimates. The hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, such as the reporting entity's own data. SFAS No. 157 requires fair value measurements to be disclosed by the level within the fair value hierarchy. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Adviser is currently evaluating the impact that SFAS No. 157 may have on future financial statements of the Fund.

            In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS ("SAB No. 108"). SAB No. 108 provides guidance on how prior year misstatements should be taken into consideration when quantifying misstatements in current year financial statements for purposes of determining whether the current year's financial statements are materially misstated. SAB No. 108 is effective for fiscal years ending after November 15, 2006. The adoption of the provisions of SAB 108 did not have any impact on the Fund's consolidated financial position, results of operations or cash flows.


--------------------------------------------------------------------------------
(3) CAPITAL SHARE TRANSACTIONS

As of March 31, 2007, 300,000 shares of $0.0001 par value common stock were authorized.

                            YEAR ENDED                YEAR ENDED
                          MARCH 31, 2007            MARCH 31, 2006
                      ---------------------     -------------------------
                       SHARES       AMOUNT       SHARES          AMOUNT
                      --------   ----------     ---------     -----------
Shares sold ........   20,989    $20,989,000     10,046       $10,046,000


                                   Madison Harbor Balanced Strategies, Inc. : 15

Notes to Consolidated Financial Statements

March 31, 2007


Shares of the Fund's common stock have been sold at a price of $1,000 per share. The Fund's shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may, from time to time after the one-year anniversary of the Fund's final closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to then net asset value, and will at no time exceed more than 5% of the Fund's outstanding shares.

The Adviser may pay, from its own resources, compensation to certain distributors of the Fund's shares in connection with the servicing of investors. This amount is currently anticipated to range between 0.325% and 0.650% of net asset value annually.

As of March 31, 2007, affiliates of the Adviser owned approximately 1.0% of the shares of the Fund.

--------------------------------------------------------------------------------
(4) INVESTMENTS

As of March 31, 2007, the Fund had committed an aggregate of $26,778,000 to 11 Underlying Funds. Redemptions are not permitted and liquidity is available only to the extent of distributable, realized events. As of March 31, 2007, the unfunded commitment to Underlying Funds amounted to approximately $17.1 million.

Cost of purchases and distributions received from Underlying Funds, for the year ended March 31, 2007, amounted to $5,971,646 and $669,284, respectively.
Distributions received included recallable return of capital amounting to $369,866 and a non-recallable return of capital amounting to $289,659. The cost of purchases and the proceeds from sales and repayments of fixed-income securities amounted to $15,752,685 and $5,892,014, respectively, for the year ended March 31, 2007. At March 31, 2007, the cost of the investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At March 31, 2007, net unrealized appreciation (depreciation) on investments in Underlying Funds and fixed-income securities amounted to $826,057 and ($55,911), respectively.

--------------------------------------------------------------------------------
(5) INVESTMENT ADVISORY FEES

Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive, on a quarterly basis, in advance, an annualized management fee at a rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments and 1.00% of the net asset value of the Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds (the "Managed Account").

The Adviser reduced its management fee during the period from inception to December 31, 2005 to 0.15% of the net asset value of the Fund. In addition, the Adviser reduced its management fee during the period from January 1, 2006 through December 31, 2006 to 0.15% of the net asset value of the Managed Account and 2.0% of the net asset value of funds deployed to Underlying Funds. The Adviser's standard management fee, as described in the preceding paragraph, was in effect beginning on January 1, 2007.

For the year ended March 31, 2007, the Adviser earned a management fee of $199,392.

--------------------------------------------------------------------------------
(6) ENGAGEMENT OF SUB-ADVISER

The Adviser has engaged a sub-adviser, Conning Asset Management Company (the "Sub-Adviser"), to manage the assets of the Fund that have not yet been invested in Underlying Funds. The Adviser will compensate the Sub-Adviser directly for its services and will not be entitled to reimbursement from the Fund.

As of March 31, 2007, the value of assets managed by the Sub-Adviser amounted to $31,335,202, excluding accrued interest. Of such amounts, $ 35,260 is included in cash and cash equivalents and $31,299,942 is included in investments at fair value in the accompanying consolidated statement of assets and liabilities.


                                   Madison Harbor Balanced Strategies, Inc. : 16

Notes to Consolidated Financial Statements

March 31, 2007


--------------------------------------------------------------------------------
(7) ADMINISTRATION AGREEMENT

SEI Investments Global Funds Services (the "Administrator") provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the year ended March 31, 2007, the Fund incurred Administration fees amounting to $169,794.

--------------------------------------------------------------------------------
(8) DISTRIBUTIONS TO SHAREHOLDERS

The following distributions were declared by the Fund during the year ended March 31, 2007:

         DECLARATION DATE         PAY DATE         RATE PER SHARE     TOTAL
         ---------------------------------------------------------------------
         July 28, 2006        August 30, 2006           $6.28       $153,770
         August 28, 2006      September 30, 2006         1.72         43,811
         September 29, 2006   October 30, 2006          10.04        263,654
         October 30, 2006     November 29, 2006          0.99         27,259
         November 29, 2006    December 21, 2006          1.58         49,440
         December 26, 2006    December 27, 2006          7.91        279,441
                                                       ------       --------
                                                       $28.52       $817,375
                                                       ======       ========

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles ("GAAP"). The primary reasons for differences between the Fund's tax-basis versus GAAP-basis net investment income for the Fund's tax year ended December 31, 2006 were: (1) certain GAAP-basis amounts recognizable for tax purposes in different tax years; and (2) certain GAAP-basis offering cost expenses not recognizable for tax purposes. These differences are temporary in nature.

Distributions paid to shareholders during the Fund's fiscal year ended March 31, 2007 were classified as ordinary income for federal income tax reporting purposes.

As of March 31, 2007, the tax-basis components of distributable earnings were as follows:

         Accumulated net investment income          $     --
         Accumulated long term capital loss          (37,450)
         Accumulated net unrealized appreciation     770,146
                                                    --------
                  Total                             $732,696
                                                    ========


--------------------------------------------------------------------------------
(9) SUBSEQUENT EVENTS

On May 18, 2007 the Fund made a distribution of $206,025, or $5.00 per share, to shareholders of record as of April 30, 2007.

Subsequent to March 31, 2007, the Fund made the following commitments to Underlying Funds:

Underlying Fund                                      Amount           Date
---------------                                    -----------   --------------
Exeter Industrial Value Fund, LP                    $5,000,000   April 25, 2007

Harrison Street Real Estate Partners Fund I, LP     $5,000,000   April 27, 2007

Thor Urban Property Fund II, Inc.                   $5,000,000     May 18, 2007


                                   Madison Harbor Balanced Strategies, Inc. : 17

Notes to Consolidated Financial Statements

March 31, 2007


Subsequent to March 31, 2007, the following capital calls were paid by the Fund:

Underlying Fund                                       Amount          Date
---------------                                    -----------   --------------
Urban American Real Estate Fund II, LP              $  714,285   April 16, 2007

Legacy Partners Realty Fund II, Inc.                $1,072,581   April 19, 2007

Barrow Street Real Estate Fund II, LP               $  800,000   April 24, 2007

Harrison Street Real Estate Partners Fund I, LP     $1,678,422      May 7, 2007





                                   Madison Harbor Balanced Strategies, Inc. : 18

Targeted Diversification


We strive to allocate the Fund's capital so as to achieve broad investment diversification within real estate as an important way of mitigating risk and achieving the Fund's targeted investment returns(1). You may have noticed that during the Fund's construction period, the expected allocations change each quarter as we continue to commit to invest with additional managers who specialize in certain property types (e.g., office) or regions (e.g., west).

Previously, the Fund had a significant projected allocation to the office sector
- a position we are very pleased to have taken due to the values that were available during the last several years. The approval of the Urban American fund significantly increased the Fund's expected allocation to multifamily housing as well as to the eastern region of the country. With housing expensive, particularly where the Urban American fund operates, we believe that the return opportunities are significant, while the downside risk is mitigated 1. Furthermore, with the approval of Harrison Street, Exeter Industrial and Thor Equities, we have largely completed the Fund's portfolio construction in a manner that we believe provides exposure to all of real estate's major asset classes as well as selected, attractive niche strategies. The chart on the following page highlights the primary strategies being implemented by each of the fourteen Underlying Funds approved through May 15, 2007.


                                    GEOGRAPHY

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Canada               1%
East                48%
South               19%
Mexico               1%
Midwest              8%
West                23%

                                     MANAGER

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

RREEF              3.6%
Keystone           6.0%
Exeter            12.0%
Legacy I           4.8%
Guardian           3.6%
Five Arrows        4.8%
Urban American    12.0%
Legg Mason         3.5%
Harrison Street   12.0%
Legacy II          6.7%
Transwestern       3.5%
Thor              12.0%
Parmenter          6.0%
Barrow Street     12.0%

                                  PROPERTY TYPE

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Hotel                3%
Industrial          13%
Self Storage         3%
Speciality           7%
Senior Housing       4%
Retail              17%
R&D                  3%
Multifamily         16%
Land                 1%
Office              30%
Student Housing      3%

1 There can be no assurance that the Fund will achieve its targeted investment returns or its targeted diversification.


                                   Madison Harbor Balanced Strategies, Inc. : 19

Primary Strategies Implemented with Properties Held as of May 2007

                      FIVE                                   LEGG                                URBAN                        THOR
              BARROW ARROWS GUARDIAN KEYSTONE LEGACY LEGACY MASON PARMENTER       TRANSWESTERN AMERICAN   EXETER   HARRISON EQUITIES
               III     II      II       II      I      II     II     III    RREEF      II         II    INDUSTRIAL  STREET     II
------------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT
  STRATEGY
------------------------------------------------------------------------------------------------------------------------------------
  CORE PLUS                    X
------------------------------------------------------------------------------------------------------------------------------------
  VALUE-ADD      X      X      X        X       X      X              X       X                   X         X                  X
------------------------------------------------------------------------------------------------------------------------------------
OPPORTUNISTIC    X                      X                                                                             X        X
------------------------------------------------------------------------------------------------------------------------------------
  MEZZANINE                                                   X                        X
------------------------------------------------------------------------------------------------------------------------------------
  FOOTPRINT
------------------------------------------------------------------------------------------------------------------------------------
  REGIONAL                     X        X       X      X              X                           X         X
------------------------------------------------------------------------------------------------------------------------------------
  NATIONAL       X      X                                     X               X        X                              X        X
------------------------------------------------------------------------------------------------------------------------------------
  EXISTING
  PROPERTY
   TYPES
------------------------------------------------------------------------------------------------------------------------------------
   OFFICE               X      X        X       X      X      X       X       X        X
------------------------------------------------------------------------------------------------------------------------------------
   RETAIL               X                                                     X        X                                       X
------------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY     X                                            X               X        X          X
------------------------------------------------------------------------------------------------------------------------------------
 INDUSTRIAL             X               X               X     X               X                             X
------------------------------------------------------------------------------------------------------------------------------------
HOTEL/RESORT     X      X                                     X                        X
------------------------------------------------------------------------------------------------------------------------------------
 RESEARCH &
 DEVELOPMENT                                    X      X
------------------------------------------------------------------------------------------------------------------------------------
    LAND                                                                      X
------------------------------------------------------------------------------------------------------------------------------------
  SPECIALTY             X                                     X               X                                       X
------------------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION
  TO VALUE
------------------------------------------------------------------------------------------------------------------------------------
 OPERATOR/
   ACTIVE
 MANAGEMENT                     X        X      X       X             X       X                   X         X                  X
------------------------------------------------------------------------------------------------------------------------------------
ALLOCATOR OF
  CAPITAL        X      X                                     X               X        X                              X
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE
  LEASING                       X        X       X      X             X       X                   X         X         X        X
------------------------------------------------------------------------------------------------------------------------------------
   MINOR
  COSMETIC
  UPGRADES                      X        X       X      X             X       X                   X         X         X        X
------------------------------------------------------------------------------------------------------------------------------------
REDEVELOPMENT    X                       X       X      X             X       X                             X         X        X
------------------------------------------------------------------------------------------------------------------------------------
 DEVELOPMENT     X                                      X                                                             X        X
------------------------------------------------------------------------------------------------------------------------------------
  OPERATING
   COMPANY
  INVESTING             X                                                              X
------------------------------------------------------------------------------------------------------------------------------------
  EXTERNAL
 OPPORTUNITY
   DRIVERS
------------------------------------------------------------------------------------------------------------------------------------
  INDUSTRY
CONSOLIDATION                  X                 X      X
------------------------------------------------------------------------------------------------------------------------------------
MARKET TIMING                                    X      X             X       X                             X                  X
------------------------------------------------------------------------------------------------------------------------------------
REPLACEMENT
   COSTS         X             X        X        X      X             X       X                   X         X         X        X
------------------------------------------------------------------------------------------------------------------------------------
  INADEQUATE
CAPITALIZATION   X      X                                     X                        X          X         X         X        X
------------------------------------------------------------------------------------------------------------------------------------
ASSET LEVEL
  DISTRESS       X                      X        X      X             X       X                   X                            X
------------------------------------------------------------------------------------------------------------------------------------
MARKET LEVEL
  DISTRESS                                       X      X                     X
------------------------------------------------------------------------------------------------------------------------------------

                                   Madison Harbor Balanced Strategies, Inc. : 20

Fund Focus:

Harrison Street Real Estate Partners I

[MINNEAPOLIS, MN PHOTO OMITTED]

Harrison Street and its partner formed a partnership to acquire a seven-asset senior housing portfolio (843 units) in the Minneapolis area. Lang Nelson is the largest and most experienced senior housing provider in the area. According to Maxfield Research, Minneapolis senior population is expected to nearly double between 2000 and 2020. This will fuel demand for senior housing. The venture's strategy is to increase rents and aggregate assets to create critical mass.



--------------------------------------------------------------------------------

WHAT GOT OUR ATTENTION. Madison Harbor believes niche sectors are attractive because ownership is fragmented and demand is driven by compelling demographics rather than economic cycles. Aging baby-boomers will need senior housing or medical office facilities; echo-boomers will enter college creating shortage of student housing facilities; and people need extra space to store their goods regardless of the economy. We believe investing through an allocator fund like Harrison Street is the most efficient way to invest in these fragmented niche sectors because typical investment size is very small and most prominent local operators focus on operating properties and do not raise their own fund. Madison Harbor was impressed with Harrison Street because of their experience and knowledge in these niche sectors as well as their ability to thoroughly screen best-in-class partners, structure exclusive joint venture partnerships and provide capital market expertise to the partners.

Harrison Street Real Estate Partners I, L.P. ("Harrison Street") is an opportunistic fund sponsored by Harrison Street Real Estate Capital, LLC ("Sponsor"). Harrison Street will invest in niche property sectors by forming exclusive relationships with best-in-class local operators across the U.S. These sectors include student housing, senior housing, medical office buildings ("MOBs"), self-storage and parking facilities. Demand for these niche sectors is driven by compelling demographics of baby-boomers and echo-boomers and less affected by economic cycles. Property ownership in these sectors is generally fragmented.

Sponsor will partner with local operators with a first-look right to streamline the deal flow and provide flexible and patient capital along with joint venture structuring knowledge. These partners are experienced local operators who have financed acquisitions on a one-off basis and are seeking more programmatic solutions. Harrison Street's partners will benefit from the relationship by having a stable source of capital and capital market expertise. Harrison Street will seek to aggregate assets and create a portfolio to exit through the institutional market at a premium.

Harrison Street is located in Chicago, IL and was founded in 2005 by Christopher Galvin and Michael Galvin, members of the founding family of Motorola, Inc., and Christopher Merrill, the former head of Heitman Europe. This is the first fund for the Sponsor but has staffed the team with extensive and relevant experience in the targeted niche sectors from their prior careers.


[PHILADELPHIA, PA PHOTO OMITTED]

Harrison Street and its self-storage partner in the east coast, formed a partnership to acquire eight self-storage properties (nearly 6,500 units) with a plan to add on additional investments in the future. The strategy is to lease up the properties, stabilize the occupancy and sell them as a portfolio. To date, the partnership has acquired assets in the Northeast, Southeast, Mid-Atlantic and Midwest.

--------------------------------------------------------------------------------

                                   Madison Harbor Balanced Strategies, Inc. : 21

Fund Focus:

Exeter Industrial Value Fund

[LANGHORNE, PA PHOTO OMITTED]

Exeter acquired a 40,000 square foot flex building located in the suburbs of Philadelphia in April 2007. The investment was sourced off-market through market knowledge about one tenant's vacating. The building was due to be nearly two-thirds vacant at the time of contract. Sponsor was able to negotiate favorable terms due to leasing risk and structure for timing of closing to enable Sponsor to re-tenant property before closing. Sponsor was successful in securing a renewal with the vacating tenant and was fully leased at closing.



--------------------------------------------------------------------------------

WHAT GOT OUR ATTENTION. Team members of Exeter have a long history of working together acquiring, developing, operating and selling industrial assets in the Eastern U.S. Madison Harbor was impressed with their ability to utilize their network and intimate local market knowledge to source off-market transactions and lease vacant properties within months of closing. As a hands-on operator, Exeter would typically make improvements to a property to increase its marketability or redevelop an obsolete asset to a use more suitable for the market. They also have extensive experience in development projects, either on a build-to-suit or speculative basis.


--------------------------------------------------------------------------------

Exeter Industrial Value Fund L.P. ("Exeter") is a value-add fund sponsored by Exeter Property Group, LLC ("Sponsor"). Sponsor is an operator focused on the industrial and flex sector in the Eastern U.S. with intimate knowledge of the local market.

The investment strategy is to lease-up, develop or redevelop industrial and flex properties in areas that serve as alternative markets to the over-heated primary logistics markets. Exeter will focus on three geographic regions to implement their value-add strategy: (1) Northeast U.S. region with a focus on the I-81 corridor as an alternative to the congested I-95 corridor, (2) Port distribution markets such as Charleston, Norfolk, Jacksonville and Savannah which benefit from the overspill of trade activity in the West coast, and (3) affordable Southeast markets where industrial space users are migrating from Chicago, Indianapolis, Dallas, Atlanta or Miami to more affordable areas such as Nashville, Louisville, Memphis, Orlando and Tampa. Sponsor will use its local market knowledge and relationships to determine the best target market or best use of an obsolete asset in a primary location. Sponsor will have a local team in each of the regions to keep abreast of market trends. Senior members of the Sponsor each has a successful track record of actively managing and developing industrial properties in the East of U.S. for over twenty years.

Exeter is located in Plymouth Meeting, PA and was founded in 2006 by Ward Fitzgerald. This is the first fund for the Sponsor; the majority of the team has worked together for an average of over ten years at Liberty Property Trust and its predecessor company, the Rouse & Associates executing basically the same strategy.

[BRISTOL, PA PHOTO OMITTED]

Sponsor acquired a site in Bristol, PA and secured approvals for the construction of two buildings in a short period of time due to significant experience in the market. Sponsor subsequently identified a large defense industry engineering and manufacturing firm in need of a centrally located, consolidated property by leveraging previous relationship with the corporation. Sponsor attracted the firm by designing a flexible, multi-tenant industrial facility that included office, assembly and warehousing space.


                                   Madison Harbor Balanced Strategies, Inc. : 22

Fund Focus:

Thor Urban Property Fund II

[NORFOLK, VA PHOTO OMITTED]

Gallery at Military Circle is an enclosed regional mall located next to one of the world's largest military installations. Thor aggressively replaced existing tenants to create a better merchant mix catering to ethnic customers and added 26 kiosks increasing revenue.



--------------------------------------------------------------------------------

WHAT GOT OUR ATTENTION. Thor is targeting the sector of the United States population experiencing the strongest growth patterns in markets that are structurally lacking adequate retail supply. Madison Harbor was impressed with their intimate knowledge of urban retailing and the depth and diverse backgrounds of Thor's management team. Thor has demonstrated its expertise in properly positioning and tenanting urban retail properties, where prior owners often did not appreciate urban consumers' preferences. Thor's retail experience includes CAO Gwendolyn Lockhart, who has 23 years experience in retail previously with Ashley Stewart and The Limited, and EVP Sam Pelose who has focused on retail leasing for 28 years. Thor directly operates its investments, which enable it to execute their management intensive strategies that require physical improvements and working the properties to achieve ideal tenant mixes specifically for the urban ethnic consumer base.


--------------------------------------------------------------------------------

Thor Urban Property Fund II, Inc. ("Thor") is a value-added and opportunistic fund being sponsored by Thor Equities, LLC. Thor will continue its successful investment strategy as a direct operator investing in retail and mixed-use assets in urban inner city markets throughout the United States including Chicago, Philadelphia, Baltimore, Washington D.C., Los Angeles, Houston, Atlanta, South Florida and Puerto Rico, with an emphasis in New York City. Inner city urban retail markets continue to experience a structural under-supply which presents an investment opportunity for operators who are experienced in investing in urban markets.

Thor is focused on retail and mixed-use properties located in urban inner city neighborhoods that are densely populated predominately by ethnic minority groups. These populations are projected to be among the fastest growing populations in the country in terms of both population and purchasing power growth. Thor's strategy will leverage these demographic fundamentals that support the growth of retail sales in the target markets. Thor possesses a unique combination of significant experience in urban retail markets as both an investor and operator, and as a retailer. Thor's Chairman Joseph J. Sitt, began his career as a direct retailer founding Ashley Stewart, later acquiring Marianne and Kidspot which all became divisions of Urban Brands, catering to urban consumers. As such, Thor's investment strategy is built upon the combination of the inner city supply and demand imbalance, compelling demographic growth trends, and Thor's knowledge of the intricacies the urban retail environment. Thor will acquire existing assets to implement rehabilitation and repositioning strategies, and development and redevelopment retail and mixed-use properties in urban locations. Thor Urban Property Fund II, Inc. is located in New York, NY and was founded in 2000 by Joseph Sitt. To date, Thor has made over 30 investments with total invested equity of approximately $500 million and gross asset value totaling nearly $2.0 billion.

[CHICAGO, IL PHOTO OMITTED]

The Palmer House Hotel & Shops, a landmark 23-story hotel with 1,639 rooms and 64,000 square feet of retail. Thor expanded and repositioned previously underutilized retail located along one of Chicago's strongest middle-market retail blocks and increased the efficiency of the hotel component.

--------------------------------------------------------------------------------


                                   Madison Harbor Balanced Strategies, Inc. : 23

Private Equity Funds and the J-Curve

The private equity Underlying Funds in which we invest will likely experience operating losses in the early years of their operations--as they call capital from investors and begin to build their respective portfolios. Therefore, until they fully execute their strategies, it may take several years for the
Underlying Funds to appreciate (or depreciate) in value. As such, our proportionate allocated share of these operating losses will likely result in a decline in the recorded values of our Underlying Fund investments in the early years of the Fund's life. This phenomenon, known as the "J-Curve", is typical of private equity investing.

In making our investments in Underlying Funds, we have made the judgment that, as the Underlying Funds fulfill their investment programs, gains will be realized in the later years of their operations that will more than offset the earlier operating losses, thus resulting in long-term positive annualized total returns. However, there can be no assurance that such judgments will prove correct and, more generally, there can be no assurance regarding the future performance of any investment in an Underlying Fund.

In the hypothetical illustration below, please observe that the return for a typical Underlying Fund, and by extension the effect on our Fund, is negative in the early years but projected to "turn the corner" and reach positive levels in later years. It is important to note that investing in private equity is a long term pursuit. Again, although future performance is never guaranteed, we strongly believe that investors with patience will ultimately be rewarded.


--------------------------------------------------------------------------------
                  J-CURVE PHENOMENON--HYPOTHETICAL ILLUSTRATION

             [J-CURVE PHENOMENON-HYPOTHETICAL ILLUSTRATION OMITTED]


                                   Madison Harbor Balanced Strategies, Inc. : 24

Investment Advisory Services

THE INVESTMENT ADVISORY AGREEMENT


Madison Harbor Balanced Strategies, Inc. (the "Fund") has entered into an Investment Advisory Agreement (the "Investment Advisory Agreement") with Madison Harbor Capital Management, LLC (the "Investment Adviser") to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as may be necessary for its operation. The Investment Advisory Agreement provides that the Investment Adviser shall, subject to the supervision of the Board of Directors (the "Board"), identify, monitor and dispose of the Fund's investments and provide management and administrative services as it may reasonably request.

The Investment Adviser is responsible for the Fund's day-to-day activities, including, for example:

      o     Identification of investment opportunities ("Underlying Funds");

      o     Underlying Fund evaluation, selection and due diligence;

      o     Investment  monitoring,  asset management and portfolio  management;
            and

      o     Fund administration.

The Fund's Investment Advisory Agreement provides that it will continue in effect for the life of the Fund. In accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), however, the Board, including a majority of the directors who are not "interested persons" of the Fund, as such term is defined under the 1940 Act, must re-approve the Investment Advisory Agreement on an annual basis.

--------------------------------------------------------------------------------
CONSIDERATION OF THE INVESTMENT ADVISORY AGREEMENT


In accordance with the requirements of the 1940 Act, the Board, including a majority of the directors who are not "interested persons" of the Fund, as such term is defined under the 1940 Act, re-approved the Fund's Investment Advisory Agreement on January 26, 2007. In connection with considering the re-approval of the Investment Advisory Agreement, the Board reviewed materials furnished by the Investment Adviser, including information regarding the Investment Adviser, its affiliates and its personnel, operations and financial condition. The Board also discussed with representatives of the Investment Adviser the Fund's prospective operations and the Investment Adviser's ability to provide advisory and other services to the Fund. The Board likewise considered, among other things, the following material factors during their review of the Investment Advisory
Agreement:

      o the nature, quality and extent of the advisory and other services provided to the Fund by the Investment Adviser;

      o     the investment performance of the Fund and the Investment Adviser;

      o comparative data with respect to advisory fees or similar expenses paid by other funds with similar investment objectives;

      o the Fund's projected operating expenses and expense ratio compared to funds with similar investment objectives;

      o any existing and potential sources of indirect income to the Investment Adviser and its affiliates from their relationships with the Fund and the profitability of those relationships;

      o     information   about  the  services   performed   and  the  personnel
            performing such services under the Investment Advisory Agreement;

      o     the  organizational   capability  and  financial  condition  of  the
            Investment Adviser and its affiliates;

      o the Investment Adviser's practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers' provision of brokerage and research services to the Investment Adviser; and

      o     possible alternative fees structures or bases for determining fees.

Investment Advisory Services

In connection with the Board's consideration of the re-approval of the Investment Advisory Agreement, the directors who are not "interested persons" of the Fund considered the capability of the Investment Adviser and its experience managing other similar products and concluded that the Investment Adviser continued to have experience and personnel sufficient to manage the Fund. They considered the comparative fees and expenses and concluded that the fees to be charged by the Investment Adviser were reasonable. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Board, including a majority of the directors who are not "interested persons" of the Fund, as such term is defined under the 1940 Act, concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund's shareholders. Based upon the wide variety of information considered by the Board in evaluating the Investment Advisory Agreement, and the complexity of the Investment Advisory Agreement itself, the Board did not find it practicable to, and did not attempt to, quantify, rank or otherwise assign relative weight to the factors they considered. In addition, different members of the Board may have given different weight to different factors. However, in general the Board noted the particular expertise of the personnel of the Investment Adviser in the real estate sector, and the appropriateness of the Investment Adviser's fee structure.

--------------------------------------------------------------------------------
INVESTMENT ADVISOR'S COMPENSATION AND PROFITABILITY

Pursuant to the Investment Advisory Agreement, the Fund pays the Investment Adviser, on a quarterly basis, in advance, a management fee at an annual rate equal to the sum of (i) 1.0% of the net asset value ("NAV") of the proceeds of offerings not yet invested in Underlying Funds (the "Managed Account"), and (ii) 2.0% of the NAV of funds invested in Underlying Funds. For purposes of determining the Investment Adviser's fee, the NAV of each of the Managed Account and amounts invested in Underlying Funds is the value of total assets of each, minus a pro rata portion of the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Fund's shares. The Management Fee is earned at the beginning of each quarter and payable once the Fund's NAV calculation is finalized for the most recently closed quarter, in accordance with the procedures set forth in the Fund's Private Placement Memorandum. The Investment Adviser reduced its management fee during the period from inception to December 31, 2005 to 0.15% of the net asset value of the Fund. In addition, the Investment Adviser reduced its management fee during the period from January 1, 2006 through December 31, 2006 to 0.15% of the net asset value of the Managed Account and 2.0% of the net asset value of funds deployed to Underlying Funds. The Adviser's standard management fee, as described above, was in effect beginning on January 1, 2007.

--------------------------------------------------------------------------------
EXPENSES, PERFORMANCE AND ECONOMIES OF SCALE

Under the Investment Advisory Agreement, the Fund is obligated to bear all costs and expenses directly allocable and identifiable to it or its business or investments, including, but not limited to: fees and expenses of the Board; fees of the Investment Adviser; fees and expenses of registering the Fund and its securities under any applicable federal and state securities laws; interest; taxes; fees and expenses of its legal counsel and independent accountants; fees and expenses of its Administrator, transfer agent and custodian; expenses of printing and mailing share certificates (if any); reports to shareholders; notices to shareholders; proxy statements; reports to regulatory bodies; brokerage and other expenses in connection with the execution, recording and settlement of transactions; expenses in connection with the acquisition and disposition of portfolio investments or the registration of privately issued portfolio securities; costs of third party evaluations or appraisals of the Fund (or its assets) or its actual investments; expenses of membership in investment company and other trade associations; expenses of fidelity bonding and other insurance premiums; expenses of shareholders' meetings; fees payable to the National Association of Securities Dealers, Inc. (the "NASD"), if any, in connection with this offering; indemnification costs and expenses; fees and expenses of legal counsel, if any, to the members of the Board who are not interested persons of the Fund (within the meaning of the Investment Company Act of 1940); and its other business and operating expenses. In the event that the expenses of the Fund in any particular year of operations, excluding the Investment Adviser's management fees, offering costs, taxes and other extraordinary or non-recurring items, exceed 1.00% of the Fund's net asset value as of the end of such year, the Investment Adviser will reimburse the Fund for any such expenses.

The Investment Advisory Agreement provides for indemnification by the Fund of the Investment Adviser, its affiliates and their officers, directors, employees, members and agents from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of, or under, the Fund's Investment Advisory Agreement. Indemnification is only available to the extent the loss, claim, damage, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties under the Fund's Investment Advisory Agreement, or the reckless disregard of their obligations and duties under the Fund's Investment Advisory Agreement.

Investment Advisory Services

THE INVESTMENT SUB-ADVISORY AGREEMENT

The Investment Adviser has engaged Conning Asset Management Company as the Investment Sub-Adviser (the "Investment Sub-Adviser") to manage the assets of the Managed Account. The Investment Sub-Adviser will be compensated by the Investment Adviser pursuant to an Investment Sub-Advisory Agreement (the "Investment Sub-Advisory Agreement").

--------------------------------------------------------------------------------
CONSIDERATION OF THE INVESTMENT SUB-ADVISORY AGREEMENT

In accordance with the requirements of the 1940 Act, the Board, including a majority of the directors who are not "interested persons" of the Fund, as such term is defined under the 1940 Act re-approved the Fund's Investment Sub-Advisory Agreement on January 26, 2007. In connection with considering the re-approval of the Investment Sub-Advisory Agreement, the Board reviewed materials furnished by the Investment Sub-Adviser, including information regarding the Investment Sub-Adviser, its affiliates and its personnel, operations and financial condition. The Board also reviewed materials provided by or concerning the Investment Sub-Adviser with respect to the Fund's prospective operations and the Investment Sub-Adviser's ability to provide advisory and other services to the Fund. The Board likewise considered, among other things, the following material factors during their review of the Investment Sub-Advisory Agreement:

      o the nature, quality and extent of the sub-advisory and other services provided to the Fund by the Investment Sub-Adviser;

      o the investment performance of the Fund, the Managed Account and the Investment Sub-Adviser;

      o comparative data with respect to advisory fees or similar expenses paid by other funds with similar investment objectives;

      o the Fund's projected operating expenses and expense ratio compared to funds with similar investment objectives;

      o any existing and potential sources of indirect income to the Investment Sub-Adviser and its affiliates from their relationships with the Fund and the profitability of those relationships;

      o     information   about  the  services   performed   and  the  personnel
            performing   such  services   under  the   Investment   Sub-Advisory
            Agreement;

      o     the  organizational   capability  and  financial  condition  of  the
            Investment Sub-Adviser and its affiliates;

      o the Investment Sub-Adviser's practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers' provision of brokerage and research services to the Investment Sub-Adviser; and

      o     possible alternative fees structures or bases for determining fees.

In connection with the Board's consideration of the re-approval of the Investment Sub-Advisory Agreement, the directors who are not "interested persons" of the Fund considered the capability of the Investment Sub-Adviser and its experience managing other similar products and concluded that the Investment Sub-Adviser continued to have experience and personnel sufficient to manage the Fund's Managed Account. They considered the comparative fees and expenses and concluded that the fees to be charged by the Investment Sub-Adviser were reasonable. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Board, including a majority of the directors who are not "interested persons" of the Fund, as such term is defined under the 1940 Act, concluded that approval of the Investment Sub-Advisory Agreement was in the best interests of the Fund's shareholders.

Based upon the wide variety of information considered by the Board in evaluating the Investment Sub-Advisory Agreement, and the complexity of the Investment Sub-Advisory Agreement itself, the Board did not find it practicable to, and did not attempt to, quantify, rank or otherwise assign relative weight to the factors they considered. In addition, different members of the Board may have given different weight to different factors. However, in general the Board noted the particular expertise of the personnel of the Investment Sub-Adviser in managing the type of assets held in the Managed Account, and the appropriateness of the Investment Sub-Adviser's fee structure.

Privacy Policy


This privacy statement is issued by Madison Harbor Capital Management, LLC and Madison Harbor Balanced Strategies, Inc. and their affiliates. We consider privacy to be fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' nonpublic personal information.


We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described in this notice. We never sell client lists or individual client information. Internal policies and procedures are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.


In the normal course of business, clients give us nonpublic personal information on applications and other forms, and through transactions with us or our affiliates. We collect information about our clients (such as name, address, birth date, social security number, educational and professional background, assets and income) and their transactions with us (such as investments, performance and account balances). To be able to serve our clients, the information we collect is shared with our affiliates and to third parties that perform various services for us, such as transfer agents, lawyers, accountants, custodians and broker-dealers. This includes identification information (e.g., name and address), transaction and experience information (e.g., account balance), and other information necessary to accomplish customer transactions. In addition, the information we collect may be shared with affiliates, with financial institutions with which we have joint marketing agreements, or with other parties as permitted or required by law. Depending on where you live, state or local law may provide you with additional protections and may require that we send you additional notices. If any law requires that we obtain permission before we share your information, we will do so. Finally, we may be required by domestic or foreign laws to disclose certain information about our clients to tax or other authorities.


Any organization receiving client information may only use it for the purpose designated by Madison Harbor Capital Management, LLC or its affiliates.

The Management Team and Independent Directors 1

--------------------------------------------------------------------------------
MANAGEMENT TEAM


RICHARD W. MAINE 66 CHAIRMAN OF THE BOARD, INVESTMENT COMMITTEE CHAIRMAN AND PORTFOLIO MANAGER. Mr. Maine has over 39 years of real estate investment experience including positions as senior real estate partner at Landmark Partners and Chief Investment Officer of Connecticut General (later CIGNA). Most recently, he managed three real estate funds of funds which acquired in the aggregate, on a secondary basis, over $1 billion of assets on behalf of investors. Previously, he served as Chief Investment Officer for Connecticut General's $50 billion investment portfolio and directly oversaw its commercial mortgage portfolio of $12 billion with annual commitments of $2 billion and a $3 billion real estate equity portfolio of 200 properties on behalf of institutional clients.

EDWARD M. CASAL 49 PRESIDENT, CHIEF EXECUTIVE OFFICER, CHIEF INVESTMENT OFFICER AND DIRECTOR OF THE FUND. Mr. Casal has over 25 years of broad experience in real estate and corporate finance at UBS, its predecessor Dillon, Read & Co. and Goldman, Sachs & Co. Most recently Mr. Casal was Executive Director of the UBS real estate investment banking group. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions.

RUSSELL H. BATES 40 EXECUTIVE VICE PRESIDENT. Mr. Bates has 14 years of experience in business and law, most recently as a real estate investment banker at UBS and Friedman Billings Ramsey and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the State Bar of Maryland.

--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS OF THE FUND

CYDNEY C. DONNELL 47 is currently an Executive Professor in Finance at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell holds a directorship at American Campus Communities., Inc. and serves on the Valuation Committee, Audit Committee and the Nominating and Compensation Committee of the Fund.

STANLEY R. PERLA CPA 64 was formerly a real estate audit partner with Ernst & Young. He served as Ernst & Young's National Director of Real Estate Accounting as well as on Ernst & Young's National Accounting and Audit Committee. Mr. Perla currently serves as Vice President - Director of Internal Control for Vornado Realty Trust, a New York City-based real estate investment trust. Mr. Perla holds a directorship at American Mortgage Acceptance Company and is Chairman of the Audit Committee of the Fund.

LELAND R. SPEED 74 serves as Chairman of the Board of Directors of two New York stock exchange listed real estate investment trusts: Parkway Properties Inc. and EastGroup Properties Inc. He also serves as the Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Audit Committee and the Nominating and Compensation Committee of the Fund.




--------------------------
1 All directors of the Fund have served since the Fund's inception, with the exception of Mr. Speed, who has served since October 2004. Mr. Maine is also a Trustee of the New Hampton School and a Director of the Counselors of Real Estate. Mr. Casal does not hold any directorships other than with the Fund. Additional information regarding the directors and officers of the Fund may be found in the Fund's most recently filed Form N-CSR, which is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO OMITTED]   MADISON HARBOR BALANCED STRATEGIES,
                 INC.
                 The Chrysler Building
                 405 Lexington Avenue, 47th Floor

                 FOR MORE INFORMATION,
                 PLEASE CALL 212.380.5500






The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV. HOWEVER, since the Fund's strategy consists of investing in real estate private equity funds ("Underlying Funds"), for which voting rights will be limited, the Fund will likely have few, if any, opportunities, to vote proxies.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's Chief Executive Officer and Chief Financial Officer. For the calendar year ended December 31, 2006 and the Registrant's fiscal year ended March 31, 2007, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Stanley Perla, who is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for professional services rendered by KPMG LLP ("KPMG"), the Registrant's independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2007 and 2006 were $65,000 and $61,500, respectively.

(b) AUDIT-RELATED FEES: The aggregate fees billed for assurance and related services rendered by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended March 31, 2007 and 2006 were $9,930 and $0, respectively.

(c) TAX FEES: The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended March 31, 2007 and 2006 were $0 and $0, respectively.

(d) ALL OTHER FEES: No such fees were billed to the Registrant by KPMG in the fiscal years ended March 31, 2007 and 2006.

(e)(1) It is the policy of the Audit Committee to pre-approve all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Registrant by its independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in
Section 10A(i)(B) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Audit Committee may form and delegate authority to subcommittees consisting of one or more independent members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at each of its next scheduled meetings.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

            ----------------------- -------------------- --------------------
                                      FISCAL YEAR 2007     FISCAL YEAR 2006
            ----------------------- -------------------- --------------------
            Audit-Related Fees              0%                    0%
            ----------------------- -------------------- --------------------
            Tax Fees                        0%                    0%
            ----------------------- -------------------- --------------------
            All Other Fees                  0%                    0%
            ----------------------- -------------------- --------------------


(f) Not applicable. The percentage of hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year attributed to work performed by persons other than KPMG's full-time, permanent employees was not greater than 50 percent.

(g) The aggregate non-audit fees and services billed by KPMG for the fiscal years ended March 31, 2007 and March 31, 2006 were $9,930 and $9,500, respectively.

(h) Not applicable. No non-audit services were provided to the Registrant's investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  SCHEDULE OF INVESTMENTS.

A schedule of investments in securities of unaffiliated issuers, as of the close of the reporting period, is included as part of the annual report to shareholders filed under Item 1 of this form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Madison Harbor Capital Management, LLC (the "Adviser"). However, since the Registrant's strategy consists of investing in real estate private equity funds, for which voting rights will be limited, there will likely be few, if any, opportunities to vote proxies on behalf of the Registrant. The Proxy Voting Policies and Procedures of the Adviser ("Proxy Voting Polices") are as follows:

                     Madison Harbor Capital Management, LLC

                           Policies and Procedures for
         Voting Proxies on Behalf of Investment Advisory Client Accounts

INTRODUCTION


As an investment adviser registered under the Investment Advisers Act of 1940, Madison Harbor Capital Management, LLC has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Investment Advisers Act of 1940.

PROXY POLICIES


These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. In general, we will vote proxies in accordance with these guidelines unless: (1) we have determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we might find it necessary to vote contrary to our general guidelines to maximize shareholder value and vote in our clients' best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, we will apply the following general policies:
Elections of Directors: In general, we will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.
Appointment of Auditors: We believe that the company remains in the best position to choose the auditors and will generally support management's recommendation.
Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws may be required by state or federal regulation. In general, we will cast our votes in accordance with the company's management on such proposals. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or federal regulation. Corporate Restructurings, Mergers and Acquisitions: We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis. Proposals Affecting Shareholder Rights: We will generally vote with management on matters that affect shareholder rights. Corporate Governance: We recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. Anti-Takeover Measures: The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure's likely effect on shareholder value dilution. Stock Splits: We will generally vote with management on stock split matters.
Limited Liability of Directors: We will generally vote with management on matters that would affect the limited liability of directors.
Social and Corporate Responsibility: The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES


We will generally vote proxies in accordance with these guidelines. In circumstances in which (1) we have determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we might find it necessary to vote contrary to our general guidelines to maximize shareholder value and vote in our clients' best interests, the Proxy Voting Committee will vote the proxy.

PROXY VOTING COMMITTEE

We have formed a proxy voting committee consisting of Messrs Richard W. Maine, Edward M. Casal and Russell H. Bates (the Chief Executive Officer, the President and the Executive Vice President of Madison Harbor Capital Management, LLC, respectively) to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.

CONFLICTS OF INTEREST

We recognize that there may be a potential conflict of interest when we vote a proxy solicited by an issuer that is our advisory client or a client or customer of one of our affiliates or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that adherence to these policies and procedures ensures that proxies are voted with only our clients' best interests in mind. To ensure that our votes are not the product of a conflict of interests, we require that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) to disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

PROXY VOTING

Each account's custodian will forward all relevant proxy materials to us, either electronically or in physical form to the address of record that we have provided to the custodian.

PROXY RECORDKEEPING

We must retain the following documents pertaining to proxy voting:

       1.   Copies of our proxy voting polices and procedures;
       2.   Copies of all proxy statements;
       3.   Records of all votes cast by us;
       4. Copies of all documents created by us that were material to making a decision how to vote proxies or that memorializes the basis for that decision;
       5. Copies of all written client request for information with regard to how we voted proxies on behalf of the client as well as any written responses provided.

All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by making a written request for proxy voting information to: Chief Compliance Officer, Madison Harbor Capital Management, LLC, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant's Board of Directors has empowered the Adviser, through its Investment Committee, to make all decisions with respect to investments, divestitures, changes in investment strategy, and utilization of leverage. Investment Committee decisions shall be unanimously approved by the members of the Investment Committee. The Investment Committee is currently comprised of Richard W. Maine (Chairman), Edward M. Casal and Russell H. Bates.

RICHARD W. MAINE, CHAIRMAN OF THE BOARD, CHAIRMAN OF THE INVESTMENT COMMITTEE AND PORTFOLIO MANAGER OF THE REGISTRANT, 66, is also the Chief Executive Officer of the Adviser. In addition, he is a Managing Partner of Madison Harbor Partners, an affiliate of the Adviser. Prior to joining Madison Harbor Capital in 2003, Mr. Maine was President of Landmark Realty Advisors LLC and Managing Partner of Landmark Partners, Inc. from 1996, serving on its investment committee with overall responsibility for organizing and leading the real estate secondary market operations and the acquisition of over $1 billion in secondary transactions. Previously, he served as chief investment officer for Connecticut General Life Insurance Company's $50 billion investment portfolio and, subsequently, held a similar position at Connecticut Mutual Life Insurance Company. During Mr. Maine's 25-year career at Connecticut General (later CIGNA), he directly oversaw a commercial mortgage portfolio of $12 billion with annual commitments of $2 billion and a $3 billion real estate equity portfolio of 200 properties for four institutional clients with combined direct annual real estate equity investments of $400 million. From 1991 to 1995, Mr. Maine served as president and chief executive officer of Hyperion Realty Advisors, which acquired a distressed real estate portfolio involving liquidating $500 million in 160 mortgage and equity assets.

With over 39 years of experience in the institutional real estate finance industry, Mr. Maine is recognized as one of its leaders. He was a senior member of Connecticut General's REIT management team during 1970-81; is credited with organizing the industry's first asset management and portfolio management functions in 1970 and 1975 respectively; participated in the first institutional phase of leveraged buyouts beginning in 1978; led the institutional buying of Collateralized Mortgage Backed Securities (CMBS) in 1979; organized the institutional market for secondary private placement bonds in 1981; and led the management and disposition of the first distressed real estate portfolio in 1991.

Mr. Maine is a graduate of Middlebury College. He has a CRE designation as a member of the Counselors of Real Estate and is also a member of the Pension Real Estate Association and the Urban Land Institute where he has served on various advisory panels. He is the immediate past chairman of the Executive and Finance Committee of the Local Initiative Support Corporation (LISC) and chairman of its nonprofit retail development affiliate, The Retail Initiative (TRI). Mr. Maine is a co-chairman of 1000 Friends of Connecticut, Inc., a statewide smart growth civic association which acquired All Aboard, Inc., an entity co-founded by Mr. Maine. He is also a trustee of The New Hampton School.

EDWARD M. CASAL, PRESIDENT, CHIEF EXECUTIVE OFFICER, AND CHIEF INVESTMENT OFFICER OF THE REGISTRANT, 49, is also the President of the Adviser. In addition, he is co-Managing Partner of Madison Harbor Partners, an affiliate of the Adviser. Mr. Casal has over 25 years of experience in domestic and international corporate finance and real estate investment banking. Mr. Casal has advised public and private real estate clients and their Boards with regard to transactions with an aggregate value in excess of $20 billion. Mr. Casal has originated and transacted both entity-level and real estate property-level transactions including equity and debt financings, secondary real estate transfers, acquisitions, dispositions and mergers, review of corporate strategic alternatives, unsolicited tender offers, spin-offs, split-offs, restructurings, valuations, lease negotiations and fairness opinions.

Prior to founding the Madison Harbor Partners, Mr. Casal spent 18 years at UBS Investment Bank, beginning with one of its predecessor companies, Dillon, Read & Co. Inc. From 1985 to 1991 Mr. Casal advised domestic and international clients with regard to a wide range of real estate investment opportunities including joint venture assignments on behalf of institutional investors, restructuring of lease transactions, property sales and acquisitions. From 1992 until the merger with UBS in 1997, he directed the firm's real estate advisory, financing and agency activity in North America primarily focused on real estate transactions for corporations and merger and acquisition transactions for public and private real estate companies. From 1997 to 2001 Mr. Casal served as Executive Director of the UBS Warburg global real estate investment banking team primarily responsible for new business origination and led all of the firm's real estate strategic advisory and M&A assignments in North America. Mr. Casal began his Wall Street career at Goldman, Sachs & Co. where he served in the municipal finance, equity research and real estate departments and his principal investing career with Alan Patricoff Associates, a venture capital firm.

Mr. Casal is a graduate of Tulane University (where he received the Wall Street Journal award for excellence in Finance) and has an MBA from the Harvard Graduate School of Business. He is a member of the Urban Land Institute and the International Council of Shopping Centers.

RUSSELL H. BATES, EXECUTIVE VICE PRESIDENT AND SECRETARY OF THE REGISTRANT, 40, is also the Executive Vice President of the Adviser. In addition he is a Partner of Madison Harbor Partners, an affiliate of the Adviser. Mr. Bates has fifteen years of experience in business and law, most recently as a commercial real estate investment banker. Assignments have included over $4 billion in equity and debt financings, mergers, spin-offs, restructurings, valuations and fairness opinions.

Prior to founding Madison Harbor Partners, Mr. Bates was a Director with UBS Investment Bank in its global real estate investment banking group where he was primarily responsible for execution of banking, underwriting, advisory and associated products and services within the real estate, lodging, gaming and leisure sectors. While there he represented clients on numerous public merger transactions including an international hostile takeover, asset sales, private joint venture transactions, and preferred equity capital raising. Prior to joining UBS, he served as a Vice President of Real Estate Investment Banking at Friedman Billings Ramsey where he completed numerous initial public offerings and follow-on offerings for equity and mortgage real estate investment trusts (REITs). Concurrently, he served as Senior Investment Officer for FBR Asset Investment Corporation, a REIT that made mezzanine loans as well as bridge equity investments in private real estate companies prior to an IPO. In this capacity, he originated and managed the mezzanine lending program, evaluated potential investments for its investment committee and had portfolio responsibility for its mortgage loan holdings.

Prior to his investment banking career, Mr. Bates was an attorney with the US Securities and Exchange Commission with its Division of Corporation Finance focusing on Real Estate and Securitization transactions. In addition, Mr. Bates spent four years with PepsiCo, Inc. as a manager focusing on acquisition integration.

Mr. Bates is a graduate of Baylor University and the Southern Methodist University School of Law and is a member of the Urban Land Institute, the International Council of Shopping Centers and the State Bar of Maryland.

                                       ***

Madison Harbor Capital Management, LLC (the "Adviser") and Conning Asset Management Company ("Conning" or the "Sub-Adviser") are parties to a sub-advisory agreement (the "Sub-Advisory Agreement") dated January 14, 2005 pursuant to which, subject to the oversight of our Board of Directors and the Adviser, Conning will perform portfolio management services in accordance with our investment objectives, policies and restrictions. Conning will invest and reinvest the assets of the Managed Account by purchasing and selling short-term and other REIT-qualifying securities. Conning's fee for its services will be paid by the Adviser, and not the Registrant.

The following employees of Conning provide portfolio management services to the
Registrant:

WALTER J. BLASBERG, 58, CFA, is Managing Director and Head of Client Business Development at Conning Asset Management. Mr. Blasberg was with Continental Asset Management for 21 years prior to the firm being acquired by TCW in 1995. He was named President of Continental Asset Management in 1989 and became its Chief Executive Officer in 1994. Previously, Mr. Blasberg specialized in options at Icahn & Co. Mr. Blasberg has addressed many industry groups across the country and has made numerous presentations on asset/liability management for insurance companies. Mr. Blasberg is a graduate of the University of Vermont with a BA in Political Science. He is a member of the New York Society of Security Analysts, the Institutional Options Society, and the Fixed Income Analysts Society.

DANIEL J. MAINOLFI, 44, CFA, is a Managing Director and Portfolio Manager at Conning Asset Management where he is responsible for managing general and separate accounts assets for life/health and property-casualty clients. Prior to joining Conning in 1992, Mr. Mainolfi was employed for seven years at Atlantic Capital & Research, an investment subsidiary of Monarch Capital Corporation. While at Atlantic, Mr. Mainolfi managed fixed income assets backing both the general and separate account businesses. He is a graduate of Babson College with a degree in Finance and Investments.

SEAN M. HUGHES, 40, CFA, is an Assistant Vice President at Conning Asset Management where he is responsible for managing fixed income portfolios. Prior to joining Conning in 2001, Mr. Hughes was an ALM Analyst within Swiss Re Investors' asset-liability management unit. He was previously employed by Corporate Healthcare Financing, Inc. (Performax) as an Account Manager and Director of Plan Management Services and by Fortis, Inc. as an Associate Underwriter. Mr. Hughes is a graduate of Franciscan University with a BA in Psychology and earned an MBA from Johns Hopkins University. He is also a member of the Hartford Society of Financial Analysts.

                                       ***

Portfolio managers of the Adviser beneficially own equity securities of the Registrant as follows:

Richard W. Maine       $50,001 - $100,000
Edward M. Casal        $10,001 - $50,000
Russell H. Bates       $10,001 - $50,000

Portfolio managers of the Sub-Adviser do not beneficially own any equity securities of the Registrant.

Principals of the parent company of the Adviser serve as the portfolio managers of the Fund. The compensation paid to such individuals consists of a base salary and ownership distributions, which is reviewed annually by the executive committee of the parent company of the Adviser.

Portfolio managers of the Sub-Adviser receive a base salary and benefit package consistent with their level of experience and accountability. This level is determined by reference to market compensation surveys and to empirical data regarding local market conditions. Further, a discretionary annual bonus is awarded based on the overall results of the firm, and the particular contribution by the individual. The individual component comprises investment performance, client satisfaction, and participation in investment strategy formulation and tactical implementation, as determined by management's assessments.

The portfolio managers employed by the Adviser do not manage any other accounts. The portfolio managers employed by the Sub-Adviser manage the following accounts in addition to the Registrant:

                        Registered Investment           Other Pooled                    Other
                            COMPANIES               INVESTMENT VEHICLES                ACCOUNTS_
                    # OF ACCOUNTS ASSETS$(000)   # OF ACCOUNTS ASSETS$(000)   # OF ACCOUNTS ASSETS$(000)
Walter J. Blasberg         0           $--               0         $--              0        $       --
Daniel J. Mainolfi         0           $--               0         $--              7        $4,248,262
Sean M. Hughes             0           $--               0         $--              7        $  805,730

CONFLICTS OF INTEREST

The Adviser and its affiliates and employees may engage in a broad spectrum of activities, including sponsoring and managing investment funds, engaging in broker-dealer activities, and other activities. In the ordinary course of business, these institutions or individuals may engage in activities when their interests or the interests of their clients may conflict with the interests of the Registrant and the Registrant's investors ("Investors").

ALLOCATION OF MANAGEMENT TIME AND SERVICES

The Registrant does not have its own employees and relies upon the Adviser and its affiliates for management of the Registrant and its assets. Conflicts of interest may arise in allocating management time, services or functions between the Registrant and other entities for which the Adviser and its affiliates may provide similar services. The officers and employees of the Adviser devote such time to the Registrant's affairs as they, in their sole discretion, determine to be necessary for the conduct of the Registrant's business.

CERTAIN RELATIONSHIPS WITH UNDERLYING FUNDS

Mr. Maine, through non-voting interests in funds managed by his prior employer, Landmark Partners, Inc., has existing relationships with a number of sponsors of, and investment advisers and other service providers to, Underlying Funds. In providing services to the Registrant, the Adviser and its affiliates may face conflicts of interest with respect to these activities with such sponsors or other persons, on the one hand, and the Registrant, the Investors, or the Underlying Funds in which the Registrant invests, on the other hand. These relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Neither the Registrant nor any "affiliated purchasers", as defined in Rule 10b-18(a)(3) under the Exchange Act, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (the "1940 Act"), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the 1940 Act, are filed herewith.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Madison Harbor Balanced Strategies, Inc.


                                        /s/ Edward M. Casal
                                        -----------------------
                                        Edward M. Casal
                                        Chief Executive Officer


Date: May 25, 2007





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                        /s/ Edward M. Casal
                                        -----------------------
                                        Edward M. Casal
                                        Chief Executive Officer

Date: May 25, 2007

                                        /s/ Christopher J. Brown
                                        ------------------------
                                        Christopher J. Brown
                                        Chief Financial Officer

Date: May 25, 2007